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                         Securities and Exchange Commission
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 19, 1999
                                                 --------------------

                           BROTHERS GOURMET COFFEES, INC.
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                 (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-23024                     52-1681708
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(State or Other Juris-           (Commission File               (IRS Employer
diction of Incorporation)             Number)               Identification No.)


                2255 Glades Road
                    Suite 100E
              Boca Raton, Florida                              33431
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               (Address of Principal                        (Zip Code)
               Executive Offices)


                                   (561) 995-2600
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                (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On October 15, 1998, the Registrant filed a request with the Securities and Exchange Commission (the "Commission") seeking confirmation from the Staff that it would not recommend any enforcement action to the Commission if, in lieu of filing the quarterly and annual reports on Forms 10-Q and 10-K, respectively, that the Registrant would otherwise be required to file while it is in reorganization proceedings pursuant to Chapter 11 of the Bankruptcy Code, the Registrant implements modified reporting procedures. Such modified reporting procedures consist of filing each of the Registrant's Monthly Operating Reports under cover of Form 8-K within 15 days after such Monthly Operating Report is due to be filed with the Bankruptcy Court and U.S. Trustee's Office. The Commission has not yet issued its decision on the Registrant's request; however, pending such decision, the Registrant is implementing the proposed modified reporting procedures. Accordingly, the Registrant's Monthly Operating Report, presenting certain financial information of the Registrant and its subsidiaries for the period ended February 19, 1999, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached Monthly Operating Report was filed with the Bankruptcy Court and the U.S. Trustee's Office on March 19, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Copy of the Registrant's Monthly Operating Report, for the period ended February 19, 1999, filed with the Bankruptcy Court and U.S. Trustee's Office on March 19, 1999.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BROTHERS GOURMET COFFEES, INC.
                                                (Registrant)


                                       /s/  Barry Bilmes
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Date:  April 2, 1999                   By: Barry Bilmes
                                       Title: Vice President Finance
                                         and Administration